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                                                                    Exhibit 23.1

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

         We consent to the use in this First Amendment to the Registration Statement of First State Financial Corporation on Form S-1 of our report dated October 13, 2004 on the financial statements of First State Financial Corporation and to the reference under the heading "Experts" in the prospectus.

                                         Crowe Chizek and Company LLC

Ft. Lauderdale, Florida
November 19, 2004